HERITAGE EQUITY FUNDS

     SUPPLEMENT DATED MAY 14, 2003 TO THE PROSPECTUS DATED JANUARY 2, 2003

HERITAGE SERIES TRUST - VALUE EQUITY FUND

          The Board of Trustees of the Heritage Series Trust ("Trust") recently approved the appointment of Dreman Value Management, L.L.C. ("Dreman"), 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302, to serve as an additional subadviser to the Value Equity Fund, a series of the Trust ("Fund"). Dreman will commence providing subadvisory services to the Fund on June 1, 2003. Pursuant to exemptive relief provided by the Securities and Exchange Commission and to prior authorization from the Fund's shareholders, Heritage Asset Management, Inc., the Fund's manager, ("Heritage"), is permitted to enter into a subadvisory agreement with Dreman without shareholder approval. Shareholders of record as of June 1, 2003 will receive an Information Statement with further information regarding Dreman. Heritage initially intends to allocate all of the Fund's assets to Dreman's management. Dreman has been an investment adviser since 1977 and, as of March 31, 2003, had approximately $6.3 billion of assets under its discretionary management. Dreman would receive a subadvisory fee to be paid solely by Heritage and not by the Fund.

HERITAGE CAPITAL APPRECIATION TRUST

          Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sach & Co. ("Goldman Sachs"), currently serves as the subadviser to the Heritage Capital Appreciation Trust (the "Trust"). Goldman Sachs has advised us that on or about April 26, 2003, Goldman Sachs Assets Management, L.P. ("GSAM"), a subsidiary of The Goldman Sachs Group, Inc., will assume the responsibilities of Goldman Sachs under its Subadvisory Agreement with the Trust. The fees payable under the Subadvisory Agreement, and the personnel who manage the Trust, will not change as a result of GSAM's assumption of responsibilities.

ALL HERITAGE EQUITY FUNDS

          The subsection titled "Heritage Transfer Program" on page 35 of the Prospectus is deleted.